FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2004

Commission file number 1-12579

OGE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation or organization)	73-1481638 (I.R.S. Employer Identification No.)

321 North Harvey
P.O. Box 321
Oklahoma City, Oklahoma 73101-0321
(Address of principal executive offices)
(Zip Code)

405-553-3000
(Registrant’s telephone number, including area code)

Item 5. Other Events

        Institutional Shareholder Services (“ISS”) requested that OGE Energy Corp. (the “Company”) provide ISS with additional information about tax fees that the Company paid to its independent auditors, Ernst & Young LLP, reported in its proxy statement for its 2004 Annual Meeting of Stockholders. ISS further requested that the Company publish this information either in a Form 8-K filing or in a press release. The following is the information the Company provided to ISS:

        FEES PAID TO INDEPENDENT AUDITORS

        The following table sets forth additional information concerning fees paid to Ernst & Young LLP for services rendered to the Company for the fiscal year ended December 31, 2003:

Audit Fees	$ 789,326
Audit-Related Fees	91,550
Tax Fees-Preparation and Compliance	174,338
Total Audit, Audit-Related and Tax
Preparation and Compliance Fees	1,055,214

Other Non-Audit Fees:
Tax Fees-Other (1)	854,256
All Other Fees	---
Total-Other Fees	854,256

Total-Fees	$ 1,909,470

        (1)    Tax Fees-Other includes tax advice for change in tax method of accounting of $478,206, tax assistance with Oklahoma investment tax credits of $338,742 and other tax advice of $37,308.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP. (Registrant)
By	/s/ Donald R. Rowlett
Donald R. Rowlett Vice President and Controller (On behalf of the registrant and in his capacity as Chief Accounting Officer)

May 3, 2004

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